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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-3




Section 7.3 Indenture             Distribution Date:                 11/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       2,213,400.00
            Class B Note Interest Requirement                         209,766.67
            Class C Note Interest Requirement                         337,125.00
                      Total                                         2,760,291.67

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                            1.75667
            Class B Note Interest Requirement                            1.99778
            Class C Note Interest Requirement                            2.49722

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         1,260,000,000
            Class B Note Principal Balance                           105,000,000
            Class C Note Principal Balance                           135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account             15,000,000.00

(v)    Required Owner Trust Spread Account Amount                  15,000,000.00



                                           By:
                                                            --------------------

                                           Name:            Patricia M. Garvey
                                           Title:           Vice President


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